Exhibit 24.2

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. Pierre Bilger, M. Francois Newey and M. Andrew P. Hibbert, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in any and all capacities, this Registration Statement on Form S-8 with respect to the ALSTOM Stock Option Plan January 8, 2002 and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. The undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 8th day of January, 2002.




/S/ PIERRE BILGER                            /S/ JIM CRONIN
-----------------------------------          -----------------------------------
Pierre Bilger                                Jim Cronin



/S/ FRANCOIS NEWEY                           /S/ DR. KLAUS ESSER
-----------------------------------          -----------------------------------
Francois Newey                               Dr. Klaus Esser



/S/ JAMES MILNER                             /S/ JEAN-PIERRE HALBRON
-----------------------------------          -----------------------------------
James Milner                                 Jean-Pierre Halbron



/S/ SIR WILLIAM PURVES                       /S/ PATRICK KRON
-----------------------------------          -----------------------------------
Sir William Purves                           Patrick Kron



/S/ JEAN-PAUL BECHAT                         /S/ LORD SIMPSON
-----------------------------------          -----------------------------------
Jean-Paul Bechat                             Lord Simpson



/S/ CANDACE BEINECKE
-----------------------------------
Candace Beinecke

                                                                    Exhibit 24.2

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. Pierre Bilger, M. Francois Newey and M. Andrew P. Hibbert, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in any and all capacities, this Registration Statement on Form S-8 with respect to the ALSTOM Stock Option Plan January 8, 2002 and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. The undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 31st day of May, 2002.




                                             /S/ ANTHONY D'IORIO
                                             -----------------------------------
                                             Anthony D'Iorio